file:///C/Users/apjohansson/Desktop/4140207-1-1_Proof.pdf.html[4/15/2024 5:17:14 AM] Tanger Announces the Amendment, Increase and Extension of its Unsecured Lines of Credit Capacity Increased by $100 Million to $620 Million Maturity Extended to April 2029 including Extension Options Pricing Grid Improved GREENSBORO, N.C, April 15, 2024 /PRNewswire/ -- Tanger Inc. (NYSE:SKT), a leading owner and operator of outlet and open-air retail shopping destinations, today announced that its operating partnership, Tanger Properties Limited Partnership, has amended and extended its unsecured lines of credit. "We appreciate the continued strong support from our lender group," commented Stephen Yalof, President and Chief Executive Officer. "With the strength of Tanger's balance sheet and operating platform, the company is well positioned to continue to execute on our long- term growth strategies and unlock additional value for all of our stakeholders." "Following the addition of three new centers in 2023, this amendment increases Tanger's liquidity, reduces interest expense and extends our maturity, enhancing flexibility to pursue our growth initiatives while maintaining a strong credit profile," added Michael Bilerman, Executive Vice President, Chief Financial Officer and Chief Investment Officer. Key elements of the amendments are as follows: Extended maturity to April 2028, with options to extend for an additional year to April 2029 Borrowing capacity increased to $620 million from $520 million, with accordion feature to increase total borrowing capacity to $1.2 billion, subject to lender approval Revised ratings-based pricing grid, including a reduction of 15 basis points at Tanger's current level All financial covenant thresholds were maintained BofA Securities, Inc.; Wells Fargo Securities, LLC; Truist Securities, Inc.; TD Bank, N.A. and U.S. Bank National Association serve as Joint Bookrunners and Joint Lead Arrangers. Regions Bank serves as Documentation Agent. The Bank of Nova Scotia and First Citizens Bank & Trust also participate in the facility. About Tanger® Tanger Inc. (NYSE: SKT) is a leading owner and operator of outlet and open-air retail shopping destinations, with over 43 years of expertise in the retail and outlet shopping industries. Tanger's portfolio of 38 outlet centers, one adjacent managed center and one open-air lifestyle center comprises over 15 million square feet well positioned across tourist destinations and vibrant markets in 20 U.S. states and Canada. A publicly traded REIT since 1993, Tanger continues to innovate the retail experience for its shoppers with over 3,000 stores operated by more than 700 different brand name companies. For more information on Tanger, call 1-800-4TANGER or visit the Company's website at www.tanger.com. Forward-Looking Statements Certain statements made in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies, beliefs and expectations, are generally identifiable by use of the words "anticipate," "believe," "can," "continue," "could," "designed," "estimate," "expect," "forecast," "goal," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "target," "will," "would," or similar expressions, and include the Company's expectations regarding future financial results and assumptions underlying that guidance, long-term growth, uses of and efforts to reduce costs of capital, liquidity, and cash flows. You should exercise caution in relying on forward-looking statements since they involve known and unknown risks, uncertainties and other important factors which are, in some cases, beyond our control and which could materially affect our actual results, performance or achievements. Other important factors which may cause actual results to differ materially from current expectations include, but are not limited to, the important factors set forth under Item 1A - "Risk Factors" in the Company's and the Operating Partnership's most recently filed Annual Report on Form 10-K, as may be updated or supplemented in the Company's Quarterly Reports on Form 10-Q and the Company's other filings with the Securities and Exchange Commission ("SEC"). Accordingly, there is no assurance that the Company's expectations will be realized. The Company disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to refer to any further disclosures the Company makes or related subjects in the Company's Current Reports on Form 8-K that the Company files with the SEC. Investor Contact Information Doug McDonald SVP, Treasurer and Investments T: (336) 856-6066 TangerIR@tanger.com